UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest reported event): January 19, 2007

                               MOTIENT CORPORATION
               (Exact Name of Registrant as Specified in Charter)



         Delaware                        0-23044                 93-0976127
(State or Other Jurisdiction of        (Commission             (IRS Employer
       Incorporation)                  File Number)          Identification No.)

     300 Knightsbridge Pkwy.
        Lincolnshire, IL                                          60069
      (Address of Principal                                     (Zip Code)
       Executive Offices)

        Registrant's telephone number, including area code: 847-478-4200

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                           Forward-Looking Statements

          This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected financial position and operating results, our business strategy, and our financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "anticipate," "estimate," "expect," "project," or "intend." These forward-looking statements reflect our plans, expectations, and beliefs and, accordingly, are subject to certain risks and uncertainties. We cannot guarantee that any of such forward-looking statements will be realized.

          Statements regarding factors that may cause actual results to differ materially from those contemplated by such forward-looking statements ("Cautionary Statements") include, among others, those under the caption "Risk Factors" in our reports filed with the Securities and Exchange Commission. All of our subsequent written and oral forward-looking statements (or statements that may be attributed to us) are expressly qualified by the Cautionary Statements. You should carefully review the risk factors described in our filings with the Securities and Exchange Commission.

          Our forward-looking statements are based on information available to us today, and we undertake no obligation to update these statements. Our actual results may differ significantly from the results discussed.

Item 1.01 - Entry into Material Definitive Agreement.

          On January 19, 2007, TerreStar Networks Inc., a majority-owned subsidiary of Motient Corporation, entered into a Contract for the TerreStar Space-Based Network with Space Systems/Loral, Inc. ("Loral"). Under the agreement, Loral will (1) provide services to integrate the TS-1 satellite, currently under construction by Loral under a separate contract, with the ground segment Satellite Beam Access Subsystem (SBAS) to be provided by Hughes Network Systems, LLC.; and (2) deliver an integrated Space Based Network consisting of the TS-1 satellite and the SBAS. The value of the contract is $38,139,834 for the SBAS and $22,500,000 for the systems integration services.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MOTIENT CORPORATION



                                            By: /s/ Jeffrey Epstein
                                                --------------------------------
                                                Jeffrey Epstein
                                                General Counsel and Secretary

Date:  January 24, 2007